Quarterly Financial Data Supplement (Unaudited) First Quarter 2007

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME (dollars in thousands, except share data) (unaudited)

	Three Months Ended

	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06

Interest Income
Interest and fees on loans	$186,628	$187,385	$184,476	$179,971	$169,188
Interest and dividends on securities:
Taxable	28,825	29,876	30,779	31,652	32,543
Exempt from federal income taxes	3,048	3,125	3,140	3,210	3,344

Total interest and dividends on securities	31,873	33,001	33,919	34,862	35,887
Interest on short-term investments	141	144	196	879	292

Total interest income	218,642	220,530	218,591	215,712	205,367

Interest Expense
Interest on deposits	88,479	82,716	77,393	68,704	62,479
Interest on borrowed funds	35,625	41,160	42,515	43,886	39,976

Total interest expense	124,104	123,876	119,908	112,590	102,455

Net Interest Income	94,538	96,654	98,683	103,122	102,912
Provision for Credit Losses	9,013	8,838	6,553	7,487	9,911

Net interest income after provision for credit losses	85,525	87,816	92,130	95,635	93,001
Noninterest Income	30,844	32,799	37,912	32,020	29,320
Noninterest Expenses	85,351	93,564	83,628	83,059	79,834

Income before income taxes	31,018	27,051	46,414	44,596	42,487
Income tax expense	10,500	3,500	14,249	15,253	14,680

Net Income	$20,518	$23,551	$32,165	$29,343	$27,807

Average common shares outstanding, basic	74,736,832	75,161,032	75,003,605	74,864,648	74,685,192
Average common shares outstanding, diluted	75,244,968	75,701,120	75,590,748	75,504,683	75,339,283
Net income per common share, basic	$0.27	$0.31	$0.43	$0.39	$0.37
Net income per common share, diluted	0.27	0.31	0.43	0.39	0.37
Cash dividends declared per common share	0.18	0.18	0.17	0.17	0.17
1

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES DETAILS FOR NONINTEREST INCOME AND NONINTEREST EXPENSES (dollars in thousands) (unaudited)
	Three Months Ended

	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06

Noninterest Income
Service charges on deposit accounts	$10,613	$10,704	$11,457	$11,592	$11,288
Debit card income	2,177	2,198	2,055	2,095	1,921
Customer service fee income	1,291	1,267	1,117	1,074	1,009

Total customer fee income	14,081	14,169	14,629	14,761	14,218

Retail investment services	1,958	1,671	1,689	2,249	2,023
Insurance income	3,297	3,411	2,831	2,806	2,977
Trust and investment management income	1,594	1,506	1,483	1,678	1,457
Benefits administration fees	742	722	795	749	667

Total wealth management income	7,591	7,310	6,798	7,482	7,124

Mortgage banking income	2,069	2,224	1,969	2,078	1,884
Bank-owned life insurance	2,851	2,932	2,916	2,969	2,819
Merchant processing income	3,755	3,069	3,449	3,318	2,686
Gain (loss) on certain derivative activities	97	596	3,924	(245)	(1,125)
Loss on indirect auto loans (1)	—	—	(667)	(985)	—
Other	1,785	2,738	2,396	2,518	1,039

Operating noninterest income (noninterest income, excluding non-operating items)	32,229	33,038	35,414	31,896	28,645

Loss on sale of available for sale securities	(1,385)	(113)	—	(150)	(183)
Gain (loss) on equity investments	—	(126)	—	3,751	858
Gain on disposition of assets and liabilities	—	—	2,498	—	—
Loss on sale of indirect auto loans previously HFI (1)	—	—	—	(3,477)	—

Non-operating noninterest income (loss)	(1,385)	(239)	2,498	124	675

Total noninterest income	$30,844	$32,799	$37,912	$32,020	$29,320

Noninterest Expenses
Salaries and wages	$35,072	$35,188	$34,494	$33,605	$31,456
Employee benefits	9,759	8,927	9,080	8,703	9,029
Occupancy	8,608	8,856	7,949	7,684	7,313
Furniture and equipment	6,462	6,579	6,217	6,468	5,952
Professional services	4,103	5,637	4,549	5,497	5,779
Advertising and business development	1,931	2,937	2,264	2,187	2,506
Merchant processing expense	3,020	2,542	2,830	2,678	2,165
Telecommunications	1,393	1,384	1,407	1,421	1,418
Amortization of intangibles	2,001	2,156	2,204	2,208	2,207
Other	11,242	13,547	12,634	12,608	11,411

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	83,591	87,753	83,628	83,059	79,236

Employment contract buyouts and severance	1,760	4,990	—	—	598
Loss on early extinguishment of debt	—	821	—	—	—

Non-operating noninterest expenses	1,760	5,811	—	—	598

Total noninterest expenses	$85,351	$93,564	$83,628	$83,059	$79,834

(1)	In June 2006, TSFG sold approximately $360 million of indirect auto loans originated from August 2005 through the end of May 2006 and classified the loss on sale of these loans previously held for investment as a non-operating item. TSFG classified its June and July production of indirect auto loans as held for sale and reported the loss from the lower of cost or market adjustment as an operating item. As of July 31, 2006, TSFG transferred these loans, originally classified as held for sale, to held for investment.
2

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS (dollars in thousands) (unaudited)

	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06

Assets
Cash and due from banks	$257,884	$326,567	$295,534	$286,954	$249,324
Interest-bearing bank balances	7,012	31,264	5,224	16,275	10,406
Federal funds sold and securities purchased to resell	50,000	—	7,500	7,176	—
Securities
Available for sale	2,546,047	2,743,456	2,820,383	2,861,182	2,982,574
Held to maturity	46,217	52,308	52,790	53,617	57,508

Total securities	2,592,264	2,795,764	2,873,173	2,914,799	3,040,082

Loans held for sale	33,519	28,556	36,155	78,763	23,536
Loans held for investment	9,898,134	9,701,867	9,513,833	9,439,445	9,720,891
Less: Allowance for loan losses	(113,736)	(111,663)	(109,401)	(108,995)	(111,219)

Net loans held for investment	9,784,398	9,590,204	9,404,432	9,330,450	9,609,672

Premises and equipment, net	223,738	219,163	213,820	207,393	203,953
Accrued interest receivable	72,801	77,523	72,459	71,905	69,739
Intangible assets	683,611	685,568	687,403	689,690	691,328
Other assets	452,920	455,907	452,002	473,678	463,885

	$14,158,147	$14,210,516	$14,047,702	$14,077,083	$14,361,925

Liabilities and Shareholders’ Equity
Liabilities
Deposits
Noninterest-bearing	$1,286,800	$1,280,908	$1,261,421	$1,465,811	$1,468,825
Interest-bearing	8,664,408	8,235,832	7,920,531	7,774,508	7,709,857

Total deposits	9,951,208	9,516,740	9,181,952	9,240,319	9,178,682
Federal funds purchased and repurchase agreements	1,496,168	1,421,099	1,614,664	1,088,143	1,534,680
Other short-term borrowings	111,365	347,620	220,366	171,157	36,356
Long-term debt	809,290	1,130,475	1,261,306	1,846,062	1,911,929
Accrued interest payable	77,380	68,940	60,075	60,928	58,000
Other liabilities	151,126	163,610	162,519	188,897	161,585

Total liabilities	12,596,537	12,648,484	12,500,882	12,595,506	12,881,232

Shareholders’ equity
Preferred stock	—	—	—	—	—
Common stock	74,673	75,341	75,192	75,034	74,907
Surplus	1,150,288	1,167,685	1,162,889	1,158,758	1,153,056
Retained earnings	373,788	367,261	357,371	338,019	321,427
Guarantee of employee stock ownership plan debt	(95)	(151)	(210)	(268)	(327)
Accumulated other comprehensive loss, net of income tax	(37,044)	(48,104)	(48,422)	(89,966)	(68,370)

Total shareholders’ equity	1,561,610	1,562,032	1,546,820	1,481,577	1,480,693

	$14,158,147	$14,210,516	$14,047,702	$14,077,083	$14,361,925

3

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES INVESTMENT SECURITIES PORTFOLIO ANALYSIS (dollars in thousands) (unaudited)

	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06

Investment Securities Portfolio
Available for sale (at fair value):
U.S. Treasury	$167,295	$166,719	$174,739	$173,049	$178,864
U.S. Government agencies	657,708	653,034	655,447	641,315	648,264
Mortgage-backed securities	1,246,384	1,400,288	1,459,220	1,504,818	1,603,090
State and municipal	315,372	341,488	345,077	351,462	356,057
Other investments (1)	159,288	181,927	185,900	190,538	196,299

Total available for sale securities	2,546,047	2,743,456	2,820,383	2,861,182	2,982,574

Held to maturity (at amortized cost)	46,217	52,308	52,790	53,617	57,508

Total securities	$2,592,264	$2,795,764	$2,873,173	$2,914,799	$3,040,082

Total securities as a percentage of total assets	18.3%	19.7%	20.5%	20.7%	21.2%

(1)	Other investments in available for sale securities includes corporate bonds, FHLB stock, community bank stocks, and other equity securities.

	March 31, 2007

	Amortized Cost	Percentage of Total	Duration	Book Yield

Debt Securities
U.S. Treasury	$169,105	6.6%	1.4	4.07%
U.S. Government agencies	666,331	26.2	2.9	5.41
Mortgage-backed securities:
Collateralized mortgage obligations	919,654	36.1	5.5	4.55
Adjustable rate mortgages	250,648	9.9	2.0	4.75
Pass-through	122,093	4.8	3.3	4.79
State and municipal	319,645	12.5	3.5	4.80
Corporate bonds	100,002	3.9	3.8	4.86

Total available for sale debt securities	$2,547,478	100.0%	3.8	4.82%

Fixed interest rate:
Mortgage-backed securities	$1,040,009	40.8%	5.2	4.58%
Other	1,230,138	48.3	2.9	5.00
Variable interest rate:
Mortgage-backed securities	252,386	9.9	2.0	4.75
Other	24,945	1.0	2.6	6.61

Total available for sale debt securities	$2,547,478	100.0%	3.8	4.82%

Projected Cash Flows for Debt Securities

		Projected Annual Cash Flows by Interest Rate Scenario

Year	Roll-Off Yield	Current	Up 1.00%	Down 1.00%

Remainder of 2007	4.94%	$500,884	$278,859	$1,181,936
2008	4.35	305,533	201,253	446,234

Projected Interest Rate Shock for Debt Securities

Interest Rate Scenario	Estimated Impact on Fair Value	Duration

Up 2.00%	(9.8)%	5.2
Up 1.00%	(4.7)	4.9
Flat	—	3.8
Down 1.00%	3.2	2.0
Down 2.00%	4.9	0.8

The estimated decrease in fair value for a five year U.S. Treasury Note when interest rates increase 100 basis points is 4.31%.

4

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES LOAN PORTFOLIO COMPOSITION BASED ON LOAN PURPOSE AND LOAN GROWTH (dollars in thousands) (unaudited)

	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06

Commercial Loans
Commercial and industrial	$2,596,705	$2,491,210	$2,378,533	$2,393,706	$2,371,946
Owner - occupied real estate	883,738	830,179	859,306	880,545	754,229
Commercial real estate	4,209,149	4,171,631	4,060,602	4,043,550	4,090,130

	7,689,592	7,493,020	7,298,441	7,317,801	7,216,305

Consumer Loans
Indirect - sales finance	666,801	660,401	651,419	555,678	928,633
Direct retail	283,461	292,993	291,555	304,934	333,773
Home equity	531,922	528,909	537,406	554,266	561,964

	1,482,184	1,482,303	1,480,380	1,414,878	1,824,370

Mortgage Loans	726,358	726,544	735,012	706,766	680,216

Total loans held for investment	$9,898,134	$9,701,867	$9,513,833	$9,439,445	$9,720,891

Percentage of Loans Held for Investment
Commercial and industrial	26.2%	25.7%	25.0%	25.4%	24.4%
Owner - occupied real estate	8.9	8.6	9.0	9.3	7.7
Commercial real estate	42.5	43.0	42.7	42.8	42.1
Consumer	15.0	15.2	15.6	15.0	18.8
Mortgage	7.4	7.5	7.7	7.5	7.0

Total	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06

Non organic change in loans held for investment related to:
Origination and transfer of indirect auto loans originally held for sale to held for investment	$—	$—	$51,019	$(51,019)	$—
Sale of indirect auto loans	—	—	—	(359,609)	—
Other acquisitions (dispositions) (1)	—	—	(2,629)	—	—

Growth in Loans Held for Investment (2)
Growth vs. prior quarter, annualized	8.2%	7.8%	3.1%	(11.6)%	12.1%
Growth year-to-date, annualized	8.2	2.8	1.1	—	12.1

Growth in Loans Held for Investment, Excluding Changes from Acquisitions and Dispositions (2)
Organic growth vs. prior quarter, annualized	8.2%	7.8%	1.1%	5.3%	12.1%
Organic growth year-to-date, annualized	8.2	6.6	6.2	8.8	12.1

(1)	Other acquisitions (dispositions) during the three months ended September 30, 2006 related to the sale of the Mullins branch.

(2)	At December 31, 2005, loans held for investment totaled $9,439,935.
5

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES SUMMARY OF CREDIT QUALITY AND ALLOWANCE FOR CREDIT LOSSES (dollars in thousands) (unaudited)

At and for the Three Months Ended

3/31/07	12/31/06	9/30/06	6/30/06	3/31/06

Credit Quality
Loans held for investment	$9,898,134	$9,701,867	$9,513,833	$9,439,445	$9,720,891
Allowance for loan losses	113,736	111,663	109,401	108,995	111,219
Allowance for credit losses	114,822	112,688	110,349	110,320	112,454
Nonperforming loans (1)	43,222	37,168	31,396	37,782	35,722
Foreclosed property (other real estate owned and personal property repossessions)	3,572	4,341	4,851	10,187	9,323

Nonperforming assets	$46,794	$41,509	$36,247	$47,969	$45,045

Nonperforming loans as a % of loans held for investment	0.44%	0.38%	0.33%	0.40%	0.37%
Nonperforming assets as a % of loans held for investment and foreclosed property	0.47	0.43	0.38	0.51	0.46
Allowance for loan losses as a % of loans held for investment	1.15	1.15	1.15	1.15	1.14
Allowance for credit losses as a % of loans held for investment	1.16	1.16	1.16	1.17	1.16
Allowance for loan losses to nonperforming loans	2.63	x	3.00	x	3.48	x	2.88	x	3.11	x
Impaired loans (1)(2)	$36,403	$28,733	$24,604	$30,860	$22,055
Specific allowance for impaired loans	7,716	6,686	3,987	8,027	4,904
Loans past due 90 days or more (mortgage and consumer with interest accruing) (3)	193	3,129	3,163	2,849	2,369
Net loan charge-offs	6,879	6,499	6,524	6,532	6,807
Average loans held for investment	9,783,328	9,589,732	9,467,123	9,664,441	9,606,556
Net loan charge-offs as a % of average loans held for investment (annualized)	0.29%	0.27%	0.27%	0.27%	0.29%

Allowance for Loan Losses
Balance at beginning of period	$111,663	$109,401	$108,995	$111,219	$107,767
Allowance adjustment for loans sold	—	—	—	(3,089)	—
Provision for loan losses	8,952	8,761	6,930	7,397	10,259
Loans charged-off	(8,611)	(9,197)	(9,768)	(8,785)	(8,873)
Recoveries of loans previously charged-off	1,732	2,698	3,244	2,253	2,066

Balance at end of period	$113,736	$111,663	$109,401	$108,995	$111,219

Reserve for Unfunded Lending Commitments
Balance at beginning of period	$1,025	$948	$1,325	$1,235	$1,583
Provision for unfunded lending commitments	61	77	(377)	90	(348)

Balance at end of period	$1,086	$1,025	$948	$1,325	$1,235

Allowance for Credit Losses
Balance at beginning of period	$112,688	$110,349	$110,320	$112,454	$109,350
Allowance adjustment for loans sold	—	—	—	(3,089)	—
Provision for credit losses	9,013	8,838	6,553	7,487	9,911
Loans charged-off	(8,611)	(9,197)	(9,768)	(8,785)	(8,873)
Recoveries of loans previously charged-off	1,732	2,698	3,244	2,253	2,066

Balance at end of period	$114,822	$112,688	$110,349	$110,320	$112,454

(1)	At March 31, 2007, December 31, 2006, September 30, 2006, June 30, 2006, and March 31, 2006, these credit quality indicators (nonperforming loans and impaired loans) included $1.9 million, $500,000, $661,000, $743,000, and $693,000, respectively, in restructured loans.

(2)	In second quarter 2006, TSFG changed its policy to include nonaccruing loans that are fully protected by collateral as impaired loans. This change added $7.5 million to impaired loans at June 30, 2006.

(3)	In first quarter 2007, there were no mortgage loans past due 90 days or more still accruing interest, compared with $3.0 million for fourth quarter 2006.
6

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES TYPE OF CUSTOMER FUNDING AND CUSTOMER FUNDING GROWTH (dollars in thousands) (unaudited)

	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06

Noninterest-bearing	$1,286,800	$1,280,908	$1,261,421	$1,465,811	$1,468,825
Interest-bearing checking	1,198,714	1,208,125	1,245,167	1,220,949	1,188,449
Money market accounts	2,374,242	2,435,413	2,477,982	2,333,992	2,261,672
Savings accounts	184,283	181,192	188,629	181,871	191,449

Core deposits	5,044,039	5,105,638	5,173,199	5,202,623	5,110,395
Time deposits under $100,000	1,797,170	1,680,878	1,546,422	1,426,624	1,381,468
Time deposits of $100,000 or more	1,132,510	1,105,793	1,088,827	1,205,796	1,285,048

Customer deposits (1)	7,973,719	7,892,309	7,808,448	7,835,043	7,776,911
Brokered deposits	1,977,489	1,624,431	1,373,504	1,405,276	1,401,771

Total deposits	9,951,208	9,516,740	9,181,952	9,240,319	9,178,682
Less: Brokered deposits	(1,977,489)	(1,624,431)	(1,373,504)	(1,405,276)	(1,401,771)
Add: Customer sweeps	479,698	500,288	378,116	349,471	311,992

Customer funding (2)	$8,453,417	$8,392,597	$8,186,564	$8,184,514	$8,088,903

Percentage of Deposits
Noninterest-bearing	12.9%	13.4%	13.7%	15.9%	16.0%
Interest-bearing checking	12.0	12.7	13.6	13.2	12.9
Money market accounts	23.9	25.6	27.0	25.3	24.6
Savings accounts	1.8	1.9	2.0	2.0	2.1

Core deposits	50.6	53.6	56.3	56.4	55.6
Time deposits under $100,000	18.1	17.7	16.8	15.4	15.1
Time deposits of $100,000 or more	11.4	11.6	11.9	13.0	14.0

Customer deposits (1)	80.1	82.9	85.0	84.8	84.7
Brokered deposits	19.9	17.1	15.0	15.2	15.3

Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06

Growth vs. Prior Quarter, Annualized (3)
Noninterest-bearing	1.9%	6.1%	(55.3)%	(0.8)%	2.8%
Core deposits	(4.9)	(5.2)	(2.2)	7.2	0.9
Total deposits	18.5	14.5	(2.5)	2.7	(2.4)
Customer funding (2)	2.9	10.0	0.1	4.7	(5.6)

Growth Year-To-Date, Annualized (3)
Noninterest-bearing	1.9%	(12.2)%	(18.1)%	1.0%	2.8%
Core deposits	(4.9)	0.1	1.9	4.1	0.9
Total deposits	18.5	3.1	(0.8)	0.1	(2.4)
Customer funding (2)	2.9	2.3	(0.2)	(0.4)	(5.6)

(1)	Total deposits less brokered deposits.

(2)	Total deposits less brokered deposits plus customer sweeps.

(3)	At December 31, 2005, noninterest-bearing totaled $1,458,914, core deposits totaled $5,099,040, total deposits totaled $9,234,437, and customer funding totaled $8,201,571.
7

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPES OF ORGANIC CUSTOMER FUNDING GROWTH (dollars in thousands) (unaudited)

	For The Period Ended

	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06

Noninterest-Bearing
Beginning balance	$1,280,908	$1,261,421	$1,465,811	$1,468,825	$1,458,914
Increase (decrease) during the three months ended related to:
Organic change	5,892	19,487	(202,167)	(3,014)	9,911
Bank acquisitions (dispositions) (1)	—	—	(2,223)	—	—

Ending balance	$1,286,800	$1,280,908	$1,261,421	$1,465,811	$1,468,825

Core Deposits
Beginning balance	$5,105,638	$5,173,199	$5,202,623	$5,110,395	$5,099,040
Increase (decrease) during the three months ended related to:
Organic change	(61,599)	(67,561)	(13,848)	92,228	11,355
Bank acquisitions (dispositions) (1)	—	—	(15,576)	—	—

Ending balance	$5,044,039	$5,105,638	$5,173,199	$5,202,623	$5,110,395

Customer Funding(2)
Beginning balance	$8,392,597	$8,186,564	$8,184,514	$8,088,903	$8,201,571
Increase (decrease) during the three months ended related to:
Organic change	60,820	206,033	29,991	95,611	(112,668)
Bank acquisitions (dispositions) (1)	—	—	(27,941)	—	—

Ending balance	$8,453,417	$8,392,597	$8,186,564	$8,184,514	$8,088,903

Organic Change vs. Prior Quarter, Annualized (3)
Noninterest-bearing	1.9%	6.1%	(54.7)%	(0.8)%	2.8%
Core deposits	(4.9)	(5.2)	(1.1)	7.2	0.9
Customer funding (2)	2.9	10.0	1.5	4.7	(5.6)

Organic Change Year-To-Date, Annualized (3)
Noninterest-bearing	1.9%	(12.0)%	(17.9)%	1.0%	2.8%
Core deposits	(4.9)	0.4	2.4	4.1	0.9
Customer funding (2)	2.9	2.7	0.2	(0.4)	(5.6)

(1)	The non organic change in deposits relates to the September, 2006 disposition of the Mullins branch.

(2)	Total deposits less brokered deposits plus customer sweeps.

(3)	At December 31, 2005, noninterest-bearing totaled $1,458,914, core deposits totaled $5,099,040, and customer funding totaled $8,201,571.
8

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF WHOLESALE BORROWINGS, CAPITAL, CAPITAL RATIOS, UNREALIZED LOSSES ON AVAILABLE FOR SALE SECURITIES, AND MARKET RATES FOR U.S. TREASURY NOTES
(dollars in thousands) (unaudited)

	3/31/07	12/31/06	9/30/06	6/30/06	3/31/06

Types of wholesale borrowings
Short-term borrowings
Federal funds purchased and repurchase agreements	$1,016,470	$920,811	$1,236,548	$738,672	$1,222,688
Customer sweeps	479,698	500,288	378,116	349,471	311,992
FHLB advances	75,000	175,000	175,000	—	—
Commercial paper	35,584	32,631	36,032	30,336	35,210
Treasury, tax and loan note	781	139,989	9,334	140,821	1,146

Total short-term borrowings	1,607,533	1,768,719	1,835,030	1,259,300	1,571,036
Long-term borrowings
Repurchase agreements	200,000	521,000	596,000	771,000	821,000
FHLB advances	328,107	328,113	339,620	749,127	842,134
Subordinated notes	188,871	188,871	233,016	233,016	155,695
Manditorily redeemable preferred stock of subsidiary	89,800	89,800	89,800	89,800	89,800
Note payable	818	828	838	847	856
Employee stock ownership plan note payable	125	200	275	350	425
Purchase accounting premiums, net of amortization	1,569	1,663	1,757	1,922	2,019

Total long-term borrowings	809,290	1,130,475	1,261,306	1,846,062	1,911,929

Total borrowings	2,416,823	2,899,194	3,096,336	3,105,362	3,482,965
Less: Customer sweeps	(479,698)	(500,288)	(378,116)	(349,471)	(311,992)
Add: Brokered deposits	1,977,489	1,624,431	1,373,504	1,405,276	1,401,771

Total wholesale borrowings	$3,914,614	$4,023,337	$4,091,724	$4,161,167	$4,572,744

Wholesale borrowings as a percentage of total assets	27.6%	28.3%	29.1%	29.6%	31.8%

Regulatory Capital
Tier 1 capital	$1,115,023	$1,123,448	$1,143,708	$1,117,710	$1,018,558
Tier 2 capital	177,236	179,021	176,701	176,237	178,403

Total risk-based capital	1,292,259	1,302,469	1,320,409	1,293,947	1,196,961

Total risk-weighted assets	11,424,481	11,502,152	11,277,236	11,255,642	11,588,786

Tangible Equity
Shareholders’ equity	$1,561,610	$1,562,032	$1,546,820	$1,481,577	$1,480,693
Intangible assets	(683,611)	(685,568)	(687,403)	(689,690)	(691,328)

Tangible equity	877,999	876,464	859,417	791,887	789,365

Capital Ratios
Total risk-based capital	11.31%	11.32%	11.71%	11.50%	10.33%
Tier 1 risk-based capital	9.76	9.77	10.14	9.93	8.79
Leverage ratio	8.28	8.34	8.60	8.18	7.45

Tangible equity to tangible assets ratio	6.52	6.48	6.43	5.92	5.77
Less: impact of unrealized gain or loss	(0.25)	(0.31)	(0.33)	(0.56)	(0.44)

Tangible equity to tangible assets ratio, excluding unrealized gain or loss	6.77	6.79	6.76	6.48	6.21

Unrealized Losses on AFS Securities
Gross (included in AFS securities)	$(59,764)	$(75,302)	$(77,224)	$(134,480)	$(105,060)
Net of income tax (included in equity)	(37,601)	(47,378)	(48,599)	(84,667)	(66,137)

Market Rates for U.S. Treasury Notes
Three year	4.54%	4.74%	4.62%	5.13%	4.82%
Five year	4.54	4.70	4.59	5.09	4.81

9

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS
(dollars in thousands) (unaudited)

	Three Months Ended

	3/31/07			12/31/06			9/30/06

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Loans (1)	$9,813,010	$186,628	7.71%	$9,623,050	$187,385	7.73%	$9,523,286	$184,476	7.69%
Investment securities (taxable) (2)	2,414,896	28,825	4.78	2,503,989	29,876	4.77	2,586,438	30,779	4.76
Investment securities (nontaxable) (3)	383,804	4,689	4.89	400,117	4,808	4.81	407,005	4,831	4.75

Total investment securities	2,798,700	33,514	4.79	2,904,106	34,684	4.78	2,993,443	35,610	4.76
Federal funds sold, interest-bearing bank balances, and other temp investments	8,331	141	6.86	11,521	144	4.96	13,479	196	5.77

Total earning assets	12,620,041	220,283	7.06	12,538,677	222,213	7.04	12,530,208	220,282	6.98

Non-earning assets	1,528,013			1,592,004			1,443,500

Total assets	$14,148,054			$14,130,681			$13,973,708

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,187,239	$5,935	2.03	$1,106,819	$5,770	2.07	$1,132,556	$5,869	2.06
Savings	178,940	706	1.60	184,733	687	1.48	187,089	577	1.22
Money market	2,377,771	23,537	4.01	2,445,437	24,109	3.91	2,420,756	22,771	3.73
Time deposits, excluding brokered deposits (4)	2,893,638	35,581	4.99	2,687,712	32,635	4.82	2,620,505	29,653	4.49
Brokered deposits	1,771,081	22,720	5.20	1,478,336	19,515	5.24	1,344,521	18,523	5.47

Total interest-bearing deposits	8,408,669	88,479	4.27	7,903,037	82,716	4.15	7,705,427	77,393	3.98
Customer sweeps	453,928	4,981	4.45	414,742	4,695	4.49	369,697	4,274	4.59
Other borrowings	2,270,120	30,644	5.47	2,645,462	36,465	5.47	2,811,224	38,241	5.40

Total interest-bearing liabilities	11,132,717	124,104	4.52	10,963,241	123,876	4.48	10,886,348	119,908	4.37

Noninterest-bearing liabilities
Noninterest-bearing deposits	1,230,320			1,302,329			1,369,032
Other noninterest liabilities	233,248			306,023			217,223

Total liabilities	12,596,285			12,571,593			12,472,603
Shareholders’ equity	1,551,769			1,559,088			1,501,105

Total liabilities and shareholders’ equity	$14,148,054			$14,130,681			$13,973,708

Net interest margin (tax-equivalent)		$96,179	3.08%		$98,337	3.12%		$100,374	3.19%
Less: tax-equivalent adjustment (3)		1,641			1,683			1,691

Net interest income		$94,538			$96,654			$98,683

Customer funding (5)	$8,321,836	$70,740	3.45%	$8,141,772	$67,896	3.31%	$8,099,635	$63,144	3.09%
Wholesale borrowings (6)	4,041,201	53,364	5.36	4,123,798	55,980	5.39	4,155,745	56,764	5.42
Total funding (7)	12,363,037	124,104	4.07	12,265,570	123,876	4.01	12,255,380	119,908	3.88

(1)	Nonaccrual loans are included in average balances for yield computations.

(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.

(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.

(4)	At March 31, 2007, December 31, 2006, and September 30, 2006, this line includes time deposits greater than $100,000 of (in thousands) $1,130,609, $1,084,753, and $1,142,089, respectively.

(5)	Customer funding includes total deposits less brokered deposits plus customer sweeps.

(6)	TSFG defines wholesale borrowings as borrowings less customer sweeps plus brokered deposits. For purposes of this table, wholesale borrowings equal the sum of other borrowings and brokered deposits, as customer sweeps are presented separately.

(7)	Total funding includes customer funding and wholesale borrowings.

Note: Average balances are derived from daily balances.

10

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS - CONTINUED
(dollars in thousands) (unaudited)

	Three Months Ended

	6/30/06			3/31/06

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Loans (1)	$9,711,641	$179,971	7.43%	$9,630,573	$169,188	7.12%
Investment securities (taxable) (2)	2,676,211	31,652	4.73	2,752,345	32,543	4.73
Investment securities (nontaxable) (3)	416,117	4,938	4.75	434,980	5,145	4.73

Total investment securities	3,092,328	36,590	4.73	3,187,325	37,688	4.73
Federal funds sold and interest- bearing bank balances	64,319	879	5.48	21,509	292	5.51

Total earning assets	12,868,288	217,440	6.77	12,839,407	207,168	6.53

Non-earning assets	1,476,147			1,527,849

Total assets	$14,344,435			$14,367,256

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,168,434	$5,054	1.73	$1,140,738	$4,406	1.57
Savings	179,220	287	0.64	191,613	308	0.65
Money market	2,261,040	18,651	3.31	2,215,043	16,345	2.99
Time deposits, excluding brokered deposits (4)	2,641,817	26,984	4.10	2,778,587	26,031	3.80
Brokered deposits	1,408,889	17,728	5.05	1,373,199	15,389	4.54

Total interest-bearing deposits	7,659,400	68,704	3.60	7,699,180	62,479	3.29
Customer sweeps	314,040	3,383	4.32	299,894	2,889	3.91
Other borrowings	3,252,647	40,503	4.99	3,272,395	37,087	4.60

Total interest-bearing liabilities	11,226,087	112,590	4.02	11,271,469	102,455	3.69

Noninterest-bearing liabilities
Noninterest-bearing deposits	1,446,115			1,431,304
Other noninterest liabilities	195,999			176,487

Total liabilities	12,868,201			12,879,260
Shareholders’ equity	1,476,234			1,487,996

Total liabilities and shareholders’ equity	$14,344,435			$14,367,256

Net interest margin (tax-equivalent)		$104,850	3.27%		$104,713	3.29%
Less: tax-equivalent adjustment (3)		1,728			1,801

Net interest income		$103,122			$102,912

Customer funding (5)	$8,010,666	$54,359	2.72%	$8,057,179	$49,979	2.52%
Wholesale borrowings (6)	4,661,536	58,231	5.01	4,645,594	52,476	4.58
Total funding (7)	12,672,202	112,590	3.56	12,702,773	102,455	3.27

(1)	Nonaccrual loans are included in average balances for yield computations.

(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.

(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.

(4)	At June 30, 2006 and March 31, 2006, this line includes time deposits greater than $100,000 of (in thousands) $1,232,787 and $1,384,999, respectively.

(5)	Customer funding includes total deposits less brokered deposits plus customer sweeps.

(6)	TSFG defines wholesale borrowings as borrowings less customer sweeps plus brokered deposits. For purposes of this table, wholesale borrowings equal the sum of other borrowings and brokered deposits, as customer sweeps are presented separately.

(7)	Total funding includes customer funding and wholesale borrowings

Note: Average balances are derived from daily balances.

11

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP MEASURES (dollars in thousands, except share data) (unaudited)

	Three Months Ended

	3/31/07

		Diluted EPS

Net Income, as Reported (GAAP)	$20,518	$0.27
Non-Operating Items
Loss on sale of available for sale securities	1,385
Employment contract buyouts and severance	1,760
Related income taxes	(1,065)

Operating Earnings (Net Income, Excluding Non-Operating Items)	22,598	0.30
Amortization of intangibles	2,001
Related income taxes	(677)

Cash Operating Earnings (Net Income, Excluding Non-Operating Items and Amortization of Intangibles)	$23,922	$0.32

Average Common Shares Outstanding, Diluted	75,244,968

Select Balance Sheet (Averages)
Total assets	$14,148,054
Intangible assets	(684,626)

Tangible assets	13,463,428

Shareholders’ equity	1,551,769
Intangible assets	(684,626)

Tangible equity	867,143

Return on Average Assets
GAAP earnings	0.59%
Operating earnings	0.65
Cash operating earnings on average tangible assets	0.72

Return on Average Equity
GAAP earnings	5.36
Operating earnings	5.91
Cash operating earnings on average tangible equity	11.19
12

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP MEASURES (dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/06		9/30/06		6/30/06		3/31/06

		Diluted EPS		Diluted EPS		Diluted EPS		Diluted EPS

Net Income, as Reported (GAAP) (1)	$23,551	$0.31	$32,165	$0.43	$29,343	$0.39	$27,807	$0.37
Non-Operating Items
Loss on sale of available for sale securities	113		—		150		183
(Gain) loss on equity investments	126		—		(3,751)		(858)
Gain on disposition of assets and liabilities	—		(2,498)		—		—
Loss on sale of indirect auto loans previously HFI	—		—		3,477		—
Employment contract buyouts	4,990		—		—		598
Loss on early extinguishment of debt	821		—		—		—
Related income taxes	(1,952)		767		42		27

Operating Earnings (Net Income, Excluding Non-Operating Items) (1)	27,649	0.37	30,434	0.40	29,261	0.39	27,757	0.37
Amortization of intangibles	2,156		2,204		2,208		2,207
Related income taxes	(279)		(677)		(755)		(763)

Cash Operating Earnings (Net Income, Excluding Non-Operating Items and Amortization of Intangibles)	$29,526	$0.39	$31,961	$0.42	$30,714	$0.41	$29,201	$0.39

Average Common Shares Outstanding, Diluted	75,701,120		75,590,748		75,504,683		75,339,283

Select Balance Sheet (Averages)
Total assets	$14,130,681		$13,973,708		$14,344,435		$14,367,256
Intangible assets	(686,393)		(688,493)		(690,375)		(691,262)

Tangible assets	13,444,288		13,285,215		13,654,060		13,675,994

Shareholders’ equity	1,559,088		1,501,105		1,476,234		1,487,996
Intangible assets	(686,393)		(688,493)		(690,375)		(691,262)

Tangible equity	872,695		812,612		785,859		796,734

Return on Average Assets
GAAP earnings	0.66%		0.91%		0.82%		0.78%
Operating earnings	0.78		0.86		0.82		0.78
Cash operating earnings on average tangible assets	0.87		0.95		0.90		0.87

Return on Average Equity
GAAP earnings	5.99		8.50		7.97		7.58
Operating earnings	7.04		8.04		7.95		7.57
Cash operating earnings on average tangible equity	13.42		15.60		15.68		14.86

(1)	Net income and operating earnings for fourth quarter 2006 included a $5.2 million income tax benefit, or $0.07 per diluted share, related to favorable income tax settlements.
13

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP MEASURES (dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/05		9/30/05		6/30/05		3/31/05

		Diluted EPS		Diluted EPS		Diluted EPS		Diluted EPS

Net Income (Loss), as Reported (GAAP)	$(16,397)	$(0.22)	$21,090	$0.28	$42,712	$0.57	$22,416	$0.31
Non-Operating Items
Change in fair value of interest rate swaps	2,106		16,240		(22,277)		17,209
(Gain) loss on sale of available for sale securities	52,677		1,032		1,503		(234)
Gain on equity investments	(224)		(254)		(650)		(1,711)
Employment contract buyouts (reversals)	9,998		144		222		(37)

Impairment from write-down of assets	—		—		917		—
Merger-related costs	529		981		2,194		305

Charitable contribution to foundation	—		—		—		683
(Gain) loss on early extinguishment of debt	5,086		462		2,981		(1,428)
Related income taxes	(26,938)		(5,582)		4,911		(4,932)

Discontinued operations, net of income tax	—		—		—		396

Operating Earnings (Net Income, Excluding Non-Operating Items)	26,837	0.36	34,113	0.45	32,513	0.44	32,667	0.45
Amortization of intangibles	2,354		2,337		2,140		1,806
Related income taxes	(706)		(701)		(695)		(596)

Cash Operating Earnings (Net Income, Excluding Non-Operating Items and Amortization of Intangibles)	$28,485	$0.38	$35,749	$0.47	$33,958	$0.46	$33,877	$0.46

Average Common Shares Outstanding, Diluted	75,485,436		75,414,866		74,421,103		73,021,005

Select Balance Sheet (Averages)
Total assets	$14,854,460		$14,945,151		$14,902,070		$14,302,030
Intangible assets	(693,016)		(691,881)		(656,066)		(610,914)

Tangible assets	14,161,444		14,253,270		14,246,004		13,691,116

Shareholders’ equity	1,497,231		1,508,140		1,450,674		1,394,839
Intangible assets	(693,016)		(691,881)		(656,066)		(610,914)

Tangible equity	804,215		816,259		794,608		783,925

Return on Average Assets
GAAP earnings (loss)	(0.44)%		0.56%		1.15%		0.64%
Operating earnings	0.72		0.91		0.88		0.93
Cash operating earnings on average tangible assets	0.80		1.00		0.96		1.00

Return on Average Equity
GAAP earnings (loss)	(4.34)		5.55		11.81		6.52
Operating earnings	7.11		8.97		8.99		9.50
Cash operating earnings on average tangible equity	14.05		17.38		17.14		17.53
14

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES RECONCILIATION OF GAAP TO NON-GAAP MEASURES (dollars in thousands, except share data) (unaudited)

	Years Ended December 31,

	2006		2005

		Diluted EPS		Diluted EPS

Net Income, as Reported (GAAP)	$112,866	$1.49	$69,821	$0.94
Non-Operating Items
Change in fair value of interest rate swaps	—		13,278
Loss on sale of available for sale securities	446		54,978
Gain on equity investments	(4,483)		(2,839)
Gain on disposition of assets and liabilities	(2,498)		—
Loss on sale of indirect auto loans previously HFI	3,477		—
Employment contract buyouts	5,588		10,327
Impairment loss from write-down of assets	—		917
Merger-related costs	—		4,009
Loss on early extinguishment of debt	821		7,101
Charitable contribution to foundation	—		683
Related income taxes	(1,116)		(32,541)
Discontinued operations, net of income tax	—		396

Operating Earnings (Net Income, Excluding Non-Operating Items)	115,101	1.52	126,130	1.69
Amortization of intangibles	8,775		8,637
Related income taxes	(2,474)		(2,698)

Cash Operating Earnings (Net Income, Excluding Non-Operating Items and Amortization of Intangibles)	$121,402	$1.61	$132,069	$1.77

Average Common Shares Outstanding, Diluted	75,542,848		74,594,626

Select Balance Sheet (Averages)
Total assets	$14,202,649		$14,752,973
Intangible assets	(689,116)		(663,274)

Tangible assets	13,513,533		14,089,699

Shareholders’ equity	1,506,195		1,463,125
Intangible assets	(689,116)		(663,274)

Tangible equity	817,079		799,851

Return on Average Assets
GAAP earnings	0.79%		0.47%
Operating earnings	0.81		0.85
Cash operating earnings on average tangible assets	0.90		0.94

Return on Average Equity
GAAP earnings	7.49		4.77
Operating earnings	7.64		8.62
Cash operating earnings on average tangible equity	14.86		16.51
15

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

Three Months Ended

3/31/07

Select Financial Data Used in Ratios Calculated Below
Net interest income	$94,538
Tax-equivalent adjustment	1,641

Net interest income (tax-equivalent)	$96,179

Total noninterest income, as reported (GAAP)	$30,844
Adjustments for non-operating items:
Loss on sale of available for sale securities	1,385

Operating noninterest income (noninterest income, excluding non-operating items)	$32,229

Total noninterest expenses, as reported (GAAP)	$85,351
Adjustments for non-operating items:
Employment contract buyouts and severance	(1,760)

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	83,591
Less: amortization of intangibles	(2,001)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$81,590

Total Revenue (1)
GAAP	$125,382
Operating (2)	128,408

Noninterest Income as a % Total Revenue (3)
GAAP	24.60%
Operating (2)	25.10

Efficiency Ratios (4)
GAAP	68.07
Operating (2)	65.10
Cash operating (2)	63.54

(1)	The sum of net interest income and noninterest income.

(2)
Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.
16

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/06	9/30/06	6/30/06	3/31/06

Select Financial Data Used in Ratios Calculated Below
Net interest income	$96,654	$98,683	$103,122	$102,912
Tax-equivalent adjustment	1,683	1,691	1,728	1,801

Net interest income (tax-equivalent)	$98,337	$100,374	$104,850	$104,713

Total noninterest income, as reported (GAAP)	$32,799	$37,912	$32,020	$29,320
Adjustments for non-operating items:
Loss on sale of available for sale securities	113	—	150	183
(Gain) loss on equity investments	126	—	(3,751)	(858)
Gain on disposition of assets and liabilities	—	(2,498)	—	—
Loss on sale of indirect auto loans previously HFI	—	—	3,477	—

Operating noninterest income (noninterest income, excluding non-operating items)	$33,038	$35,414	$31,896	$28,645

Total noninterest expenses, as reported (GAAP)	$93,564	$83,628	$83,059	$79,834
Adjustments for non-operating items:
Employment contract buyouts	(4,990)	—	—	(598)
Loss on early extinguishment of debt	(821)	—	—	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	87,753	83,628	83,059	79,236
Less: amortization of intangibles	(2,156)	(2,204)	(2,208)	(2,207)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$85,597	$81,424	$80,851	$77,029

Total Revenue (1)
GAAP	$129,453	$136,595	$135,142	$132,232
Operating (2)	131,375	135,788	136,746	133,358

Noninterest Income as a % Total Revenue (3)
GAAP	25.34%	27.76%	23.69%	22.17%
Operating (2)	25.15	26.08	23.32	21.48

Efficiency Ratios (4)
GAAP	72.28	61.22	61.46	60.37
Operating (2)	66.80	61.59	60.74	59.42
Cash operating (2)	65.15	59.96	59.12	57.76

(1)	The sum of net interest income and noninterest income.

(2)
Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.
17

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/05	9/30/05	6/30/05	3/31/05

Select Financial Data Used in Ratios Calculated Below
Net interest income	$104,933	$103,589	$102,285	$98,249
Tax-equivalent adjustment	1,730	1,601	1,397	1,326

Net interest income (tax-equivalent)	$106,663	$105,190	$103,682	$99,575

Total noninterest income (loss), as reported (GAAP)	$(24,960)	$16,428	$50,471	$13,271
Adjustments for non-operating items:
Change in fair value of interest rate swaps	2,106	16,240	(22,277)	17,209
(Gain) loss on sale of available for sale securities	52,677	1,032	1,503	(234)
Gain on equity investments	(224)	(254)	(650)	(1,711)

Operating noninterest income (noninterest income, excluding non-operating items)	29,599	33,446	29,047	28,535

Net cash settlement of certain interest rate swaps included in noninterest income	(288)	2,377	3,534	4,737

Operating noninterest income, excluding net cash settlement of certain interest rate swaps	$29,887	$31,069	$25,513	$23,798

Total noninterest expenses, as reported (GAAP)	$100,973	$81,035	$79,535	$66,510
Adjustments for non-operating items:
Employment contract (buyouts) reversals	(9,998)	(144)	(222)	37
Merger-related costs	(529)	(981)	(2,194)	(305)
Impairment from write-down of assets	—	—	(917)	—
Charitable contribution to foundation	—	—	—	(683)
Gain (loss) on early extinguishment of debt	(5,086)	(462)	(2,981)	1,428

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	85,360	79,448	73,221	66,987
Less: amortization of intangibles	(2,354)	(2,337)	(2,140)	(1,806)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$83,006	$77,111	$71,081	$65,181

Total Revenue (1)
GAAP	$79,973	$120,017	$152,756	$111,520
Operating (2)	136,262	138,636	132,729	128,110

Noninterest Income (Loss) as a % Total Revenue (3)
GAAP	(31.21)%	13.69%	33.04%	11.90%
Operating (2)	21.72	24.13	21.88	22.27
Operating, excluding net cash settlement of certain interest rate swaps (4)	21.93	22.41	19.22	18.58

Efficiency Ratios (5)
GAAP	126.26	67.52	52.07	59.64
Operating (2)	62.64	57.31	55.17	52.29
Cash operating (2)	60.92	55.62	53.55	50.88

(1)	The sum of net interest income and noninterest income.

(2)
Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated excluding the net cash settlement of certain interest rate swaps.

(5)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.
18

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Years Ended December 31,

	2006	2005	2004	2003	2002

Select Financial Data Used in Ratios Calculated Below
Net interest income	$401,371	$409,056	$335,841	$250,890	$210,143
Tax-equivalent adjustment	6,903	6,054	4,356	2,681	2,352

Net interest income (tax-equivalent)	408,274	415,110	340,197	253,571	212,495
Net cash settlement of certain interest rate swaps included in noninterest income	—	10,360	27,560	19,486	7,396

Net interest income (tax-equivalent), including net cash settlement of certain interest rate swaps	$408,274	$425,470	$367,757	$273,057	$219,891

Net interest margin (tax-equivalent)	3.22%	3.12%	3.06%	3.01%	3.59%
Net interest margin (tax-equivalent), including net cash settlement of certain interest rate swaps	3.22	3.20	3.31	3.24	3.71

Total noninterest income, as reported (GAAP)	$132,051	$55,210	$124,877	$100,739	$74,563
Adjustments for non-operating items:
Change in fair value of interest rate swaps	—	13,278	(2,550)	14,237	(7,527)
(Gain) loss on sale of available for sale securities	446	54,978	(6,998)	(11,080)	(2,985)
Gain on equity investments	(4,483)	(2,839)	(4,723)	(5,376)	(3,135)
Impairment of perpetual preferred stock	—	—	10,367	—	—
Gain on disposition of assets and liabilities	(2,498)	—	(2,350)	(601)	—
Loss on sale of indirect auto loans previously HFI	3,477	—	—	—	—

Operating noninterest income (noninterest income, excluding non-operating items)	128,993	120,627	118,623	97,919	60,916
Net cash settlement of certain interest rate swaps included in noninterest income	—	10,360	27,560	19,486	7,396

Operating noninterest income, excluding net cash settlement of certain interest rate swaps	$128,993	$110,267	$91,063	$78,433	$53,520

Total noninterest expenses, as reported (GAAP)	$340,085	$328,053	$250,244	$207,170	$162,840
Adjustments for non-operating items:
Employment contract buyouts	(5,588)	(10,327)	(1,080)	(512)	(1,846)
Merger-related costs	—	(4,009)	(7,866)	(5,127)	(6,664)
Impairment recovery (loss) from write-down of assets	—	(917)	277	(268)	(1,449)
Conservation grant of land	—	—	(3,350)	—	—
Loss on early extinguishment of debt	(821)	(7,101)	(1,429)	(2,699)	(354)
Charitable contribution to foundation	—	(683)	—	—	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	333,676	305,016	236,796	198,564	152,527
Less: amortization of intangibles	(8,775)	(8,637)	(6,043)	(3,433)	(1,519)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$324,901	$296,379	$230,753	$195,131	$151,008

Total Revenue (1)
GAAP	$533,422	$464,266	$460,718	$351,629	$284,706
Operating (2)	537,267	535,737	458,820	351,490	273,411

Noninterest Income as a % Total Revenue (3)
GAAP	24.76%	11.89%	27.10%	28.65%	26.19%
Operating (2)	24.01	22.52	25.85	27.86	22.28
Operating, excluding net cash settlement of certain interest rate swaps (4)	24.01	20.58	19.85	22.31	19.57

Efficiency Ratios (5)
GAAP	63.76	70.66	54.32	58.92	57.20
Operating (2)	62.11	56.93	51.61	56.49	55.79
Cash operating (2)	60.47	55.32	50.29	55.52	55.23

(1)	The sum of net interest income and noninterest income.

(2)
Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated excluding the net cash settlement of certain interest rate swaps.

(5)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.
19